                [AMERICAN HERITAGE GROWTH FUND, INC. LETTERHEAD]


September 2000

To our Valued Shareholders:

The new millennium started with a bang, which lasted throughout most of the first quarter. The subsequent sell off, however, was equally sobering. Volatility and high volume became a trademark for most of the first nine months of this year.

Our portfolio selection continues to focus specifically on five growth sectors: technology (including Internet), telecommunication, pharmaceutical (including biotech), as well as financial and consumer stocks. After the weakness in September, we expect a strong finish towards the year-end for the market as a whole.

Due to the small asset base of American Heritage Growth Fund, our expense ratio failed to decline despite our efforts to reduce our costs. Management will focus specifically on attracting new funds in order to spread the cost in a more acceptable manner so that the expense ratio can not only be contained, but be reduced from present levels. While there are no immediate solutions to guarantee a lower expense ratio, we will review this issue again in our annual report to shareholders early next year.

We presently maintain a significant cash position which reflects our immediate outlook for the market. Because of our small asset base, we will be able to employ those moneys easily when we feel the time is right. Our selection process includes, apart from blue chips, smaller and lesser-known companies, which by their nature show a higher volatility.

I appreciate your confidence and hope that your patience will be rewarded.

With kind regards

/s/ Heiko H. Thieme

                          AMERICAN HERITAGE GROWTH FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                  July 31, 2000
                                   (Unaudited)


                                     ASSETS

Investments in securities, at value (Cost $722,018) (Note 1)     $   447,839
Cash .......................................................          44,430
Receivable for securities sold .............................          23,562
Dividends and interest  receivable .........................             141
Prepaid expenses ...........................................          14,895
Due from investment advisor (Note 2) .......................          50,161
                                                                 -----------
     TOTAL ASSETS ..........................................         581,028
                                                                 -----------

                                   LIABILITIES

Accrued expenses and other liabilities .....................          14,347
                                                                 -----------
     TOTAL LIABILITIES .....................................          14,347
                                                                 -----------

                                   NET ASSETS

Net Assets (equivalent to $.15 per share based on 3,716,262
     shares of capital stock outstanding) (Note 4) .........     $   566,681
                                                                 ===========

Composition of net assets:
Shares of common stock .....................................     $     3,716
Paid in capital ............................................       3,358,669
Accumulated net investment loss ............................         (84,254)
Accumulated net realized loss on investments ...............      (2,437,271)
Net unrealized depreciation on investments .................        (274,179)
                                                                 -----------
NET ASSETS, July 31, 2000 ..................................     $   566,681
                                                                 ===========


   The accompanying notes are an integral part of these financial statements.

                          AMERICAN HERITAGE GROWTH FUND
                             STATEMENT OF OPERATIONS
                     For the Six Months Ended July 31, 2000
                                   (Unaudited)

INVESTMENT INCOME:

Dividends ...........................................            $  4,545
Interest ............................................                 549
                                                                 --------
TOTAL INVESTMENT INCOME .............................               5,094
                                                                 --------

EXPENSES:
Investment advisory fees (Note 2) ...................               3,830
Transfer agent fees .................................               2,849
Legal fees ..........................................               8,500
Audit fees ..........................................               4,366
Custodian fees ......................................               2,798
Fund accounting fees ................................               6,199
Postage and printing ................................               8,561
Registration fees and expenses ......................               1,499
Miscellaneous .......................................               2,133
                                                                 --------
TOTAL EXPENSES ......................................              40,735
                                                                 --------

Less: waiver of investment advisory fee (Note 2) ....              (3,830)
                                                                 --------
Net expenses ........................................              36,905
                                                                 --------
Net investment loss .................................             (31,811)
                                                                 --------

NET REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS:

Net realized gains from investment transactions .....              21,276
Net change in unrealized depreciation of investments              (28,773)
                                                                 --------
NET REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS ....................................              (7,497)
                                                                 --------
Net decrease in net assets resulting from operations             $(39,308)
                                                                 ========


   The accompanying notes are an integral part of these financial statements.

                          AMERICAN HERITAGE GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                         For the six
                                                                         months ended      For the year ended
                                                                         July 31, 2000       January 31, 2000
                                                                         -------------     ------------------
NET INCREASE (DECREASE) IN NET ASSETS                                     (Unaudited)
FROM OPERATIONS:
Net investment loss ...........................................            $ (31,811)            $ (22,288)
Net realized gains from investment transactions ...............               21,276               102,518
Net change in unrealized appreciation (depreciation)
  of investments ..............................................              (28,773)               49,569
                                                                           ---------             ---------

Net increase (decrease) in net assets resulting from operations              (39,308)              129,799
                                                                           ---------             ---------

DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income .........................................                    0                     0
Net realized gains on investments .............................                    0                     0
CAPITAL SHARE TRANSACTIONS (Note 4)  ..........................              (57,836)             (336,854)
                                                                           ---------             ---------

Net decrease in net assets ....................................              (97,144)             (207,055)
NET ASSETS:

Beginning of period ...........................................              663,825               870,880
                                                                           ---------             ---------

End of period .................................................            $ 566,681             $ 663,825
                                                                           =========             =========


   The accompanying notes are an integral part of these financial statements.

                       AMERICAN HERITAGE GROWTH FUND, INC.
                      SCHEDULE OF INVESTMENTS IN SECURITIES
                                  July 31, 2000
                                   (Unaudited)

                                                   Number of           Market
                                                     Shares            Value
                                                   ----------        ----------
        COMMON STOCKS - 73.56%
AEROSPACE- 5.32%
Orbital Sciences Corp.* ..............                2,000           $30,125
                                                                      -------
BANKS AND FINANCE - 15.59%
Allstate Corp ........................                1,000            27,563
Credit Depot Corporation* ............                8,000                96
Dime Bancorp, Inc. ...................                1,000            16,125
First Union Corp. ....................                1,000            25,813
Sotheby's Holdings, Inc.* ............                1,000            18,750
                                                                      -------
                                                                       88,347
                                                                      -------
BIOTECHNOLOGY - 4.53%
Senetek PLC Sponsored ADR*+ ..........               15,200            25,650
                                                                       ------

COMPUTERS AND PERIPHERALS - 13.40%
Compaq Computer Corp. ................                1,000            28,063
Iomega Corp.* ........................                4,000            15,250
Peoplesoft, Inc.* ....................                1,500            32,625
                                                                      -------
                                                                       75,938
                                                                      -------
CONGLOMERATES - 5.93%
Honeywell, Inc. ......................                1,000            33,625
                                                                      -------
CONSUMER PRODUCTS - 14.69%
Group Sense International LTD ........              360,000            30,468
Philip Morris Cos,  Inc. .............                1,500            37,875
Xerox Corporation ....................                1,000            14,875
                                                                      -------
                                                                       83,218
                                                                      -------
HEALTHCARE - 0.00%
FPA Medical Management, Inc.* ........                5,000                 0
                                                                      -------
MEDICAL TECHNOLOGY - 0.49%
Demegen, Inc.* .......................                5,000             2,813
                                                                      -------
NON HAZARDOUS WASTE MANAGEMENT - 3.30%
Waste Management, Inc. ...............                1,000            18,687
                                                                      -------
RADIO - 6.76%
Sirius Satellite Radio, Inc.* ........                1,000            38,312
                                                                      -------


   The accompanying notes are an integral part of these financial statements.

                       AMERICAN HERITAGE GROWTH FUND, INC.
                      SCHEDULE OF INVESTMENTS IN SECURITIES

                                  July 31, 2000

                             (Continued)-(Unaudited)

                                           Number of     Market
                                             Shares       Value
                                           ---------    ---------
TELECOMMUNICATIONS EQUIPMENT - 1.60%
Orckit Communication LTD.* ..............      1,000    $   9,062
                                                        ---------

TOYS - 1.95%
Mattel, Inc. ............................      1,000       11,062
                                                        ---------

TOTAL COMMON STOCKS
 (Cost $691,018) ........................                 416,839
                                                        ---------

     SHORT TERM INVESTMENTS - 5.47%
Firstar Treasury Fund
 (Cost $31,000) .........................     31,000       31,000
                                                        ---------

TOTAL INVESTMENTS
 (Cost $722,018) ........................      79.03%     447,839

OTHER ASSETS LESS LIABILITIES ...........      20.97%     118,842
                                           ----------   ---------

TOTAL NET ASSETS ........................     100.00%   $ 566,681
                                           ==========   =========

* Non-income producing

+ Foreign security


   The accompanying notes are an integral part of these financial statements.

                          AMERICAN HERITAGE GROWTH FUND

            FINANCIAL HIGHLIGHTS AND RELATED RATIOS/SUPPLEMENTAL DATA

              (For a fund share outstanding throughout each period)

                                           For the six       For the           For the         For the       For the       For the
                                           months ended     year ended        year ended     year ended    year ended    year ended
                                          July 31, 2000  January 31, 2000  January 31, 1999  January 31,   January 31,   January 31,
                                                                                                1998          1997          1996
                                          -------------  ----------------  ----------------  -----------   -----------   -----------
                                           (Unaudited)
Net asset value, beginning of period ..     $   0.16         $   0.13         $   0.14       $     0.16    $     1.66    $     3.57
                                            --------         --------         --------       ----------    ----------    ----------

INCOME (LOSS) FROM INVESTMENT
     OPERATIONS:

Net investment income (loss) ..........        (0.07)            0.00             0.00             0.00          0.24          1.51
Net realized and unrealized gains
     (losses) on investments ..........         0.06             0.03            (0.01)           (0.01)        (0.32)        (0.69)
                                            --------         --------         --------       ----------    ----------    ----------
Total from investment operations ......        (0.01)            0.03            (0.01)           (0.01)        (0.08)         0.82
                                            --------         --------         --------       ----------    ----------    ----------

LESS DISTRIBUTIONS:

Dividends from net investment income ..         0.00             0.00             0.00            (0.01)        (1.42)        (2.73)
Distribution from realized gains from
     security transactions ............         0.00             0.00             0.00             0.00          0.00          0.00
                                            --------         --------         --------       ----------    ----------    ----------
Total distributions ...................         0.00             0.00             0.00            (0.01)        (1.42)        (2.73)
                                            --------         --------         --------       ----------    ----------    ----------

Net asset value, end of period ........     $   0.15         $   0.16         $   0.13       $     0.14    $     0.16    $     1.66
                                            ========         ========         ========       ==========    ==========    ==========

Total return ..........................        (6.25)%          23.08%           (7.14)%          (9.00)%       (4.66)%       29.48%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period .............     $566,681         $663,825         $870,880       $1,162,294    $2,240,860    $4,932,970
Ratio of expenses to average net
     assets, before reimbursement .....        13.30%           13.25%           11.45%           10.46%         4.82%         3.94%
Ratio of expenses to average net
     assets, net of reimbursement .....        12.05%            4.83%            2.50%            2.67%         2.81%         2.62%
Ratio of net investment income (loss)
     to average net assets, before
     reimbursement ....................       (11.64)%         (11.60)%          (9.89)%          (9.04)%       23.96%        43.14%
Ratio of net investment income (loss)
     to average net assets, net of
     reimbursement ......................     (10.39)%          (3.18)%          (0.94)%          (1.25)%       25.97%        44.46%
Portfolio turnover rate .................      33.57%          418.34%          274.25%          172.20%     1,378.14%     4,262.64%


   The accompanying notes are an integral part of these financial statements.

                       AMERICAN HERITAGE GROWTH FUND, INC.
                        NOTES TO THE FINANCIAL STATEMENTS

                                  July 31, 2000

                                   (Unaudited)

NOTE 1 ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization

American Heritage Growth Fund, Inc. (the "Fund") was incorporated on February 14, 1994 and commenced operations on May 25, 1994. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company having an investment objective of seeking growth of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles. Significant accounting policies of the Fund are as follows:

Security Valuations

The Fund values investment securities, where reliable market quotations are available, at market value based on the last recorded sales price as reported on the principal securities exchange on which the security is traded, or if the security is not traded on an exchange, market value is based on the latest bid price. Portfolio securities for which reliable market quotations are not readily available are valued as the Board of Directors in good faith determines.

Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Distributions to Shareholders

The Fund intends to distribute to shareholders substantially all of its net investment income, if any, and any net realized capital gains, after provision for carryover losses , if any, during each fiscal year. Any undistributed amounts for any fiscal year will be paid out of the subsequent year's distributions.

Option Writing

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are treated by the Fund on the expiration date as realized gains from the sale of securities. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

Repurchase Agreements

The Fund may enter into repurchase agreements as a money market alternative with respect to its otherwise uninvested cash. There is no limitation of the amount of repurchase agreements which may be entered into by the Fund. In connection with a repurchase agreement, the Fund will acquire a security and simultaneously agree to resell at a higher price. A repurchase agreement, therefore, involves a loan by the Fund, which loan is collateralized by the value of the underlying security. Delays or losses could result if the other party to the repurchase agreement defaults or becomes insolvent. All repurchase agreements entered into by the Fund will be fully collateralized by securities issued by the United States Government.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                       AMERICAN HERITAGE GROWTH FUND, INC.
                        NOTES TO THE FINANCIAL STATEMENTS

                                  July 31, 2000

                            (Continued) - (Unaudited)

Other

The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used in determining gains and losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

NOTE 2  INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED TRANSACTIONS

The Fund has an investment advisory agreement with American Heritage Management Corporation (AHMC), whereby AHMC receives an annual fee of 1.25% of the Fund's average net asset value, computed daily, and payable monthly. AHMC has agreed to waive any investment advisory fees from the Fund to the extent that operating expenses exceed 2.50% after giving effect to the payment of the fee.

For the six months ended July 31, 2000 the Fund waived its advisory fee of $3,830. Additionally, the Fund has a receivable of $50,161 due from AHMC for prior year's accrual reimbursement.

Heiko H. Thieme is the Fund's Chairman of the Board of Directors and Chief Executive Officer. Heiko H. Thieme is the Chairman of the Board of Directors, Chief Executive Officer, and Secretary of AHMC, of which he owns all of the outstanding shares.

For the six months ended July 31, 2000, the Fund paid brokerage commissions of $1,050 to Thieme Securities, Inc., of which Mr. Thieme is the owner. Thieme Securities, Inc. received 53.43% of all commissions paid by the Fund on security transactions where a commission was charged. The average commission per share paid to Thieme Securities, Inc. was $.0875.

NOTE 3  INVESTMENTS

For the six months ended July 31, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $176,647 and $339,352, respectively. The gross unrealized appreciation for all securities totaled $20,831 and the gross unrealized depreciation for all securities totaled $295,010 for a net unrealized depreciation of $274,179. The aggregate cost of securities for federal income tax purposes at July 31, 2000 was $722,018.

                       AMERICAN HERITAGE GROWTH FUND, INC.
                        NOTES TO THE FINANCIAL STATEMENTS

                                  July 31, 2000

                            (Continued) - (Unaudited)

NOTE 4  CAPITAL SHARE TRANSACTIONS

As of July 31, 2000 there were 250,000,000 shares of $0.001 par value capital stock authorized and total par value and paid in capital aggregated $3,362,385.

Transactions in capital stock were as follows:

                                                     For the six    For the year
                                                     months ended  ended January
                                                    July 31, 2000    31, 2000
                    Shares    Amount      Shares        Amount
Shares sold .....   45,216   $  7,270      169,134    $  23,659
Shares issued
 in reinvestment
 of dividends ...        0          0            0            0
Shares redeemed . (409,137)   (65,107)  (2,560,855)    (360,513)
                  ---------   --------  -----------    ---------
Net decrease .... (363,921)  $(57,837)  (2,391,721)   $(336,854)
                  =========  =========  ===========   ==========

AMERICAN HERITAGE GROWTH FUND, INC.
1370 Avenue of the Americas                           AMERICAN
New York, NY 10019                       [LOGO]       HERITAGE
                                                      GROWTH
                                                      FUND, INC.
                                          _________________________________

                                                      SEMI-ANNUAL
                                                      REPORT

                                                      July 31, 2000



ADDRESS CORRECTION REQUESTED










       BULK RATE                          This report and the financial
      U.S. POSTAGE                        statements contained herein are
         PAID                             submitted for the general information
     JERSEY CITY, NY                      of shareholders and are not authorized
      PERMIT NO. 412                      for distribution to prospective
                                          investors unless preceded or
                                          accompanied by an effective
                                          prospectus. Nothing herein contained
                                          is to be considered an offer of sale
                                          or solicitation of an offer to buy
                                          shares of American Heritage Growth
                                          Fund, Inc. Such offering is made only
                                          by prospectus, which includes details
                                          as to offering price and other
                                          material information.